Investment Securities - Schedule of Proceeds and Gross Gains and Gross Losses from Sales of Securities Available-for-Sale (Detail) - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2019	Jun. 30, 2018	Dec. 31, 2018	Dec. 31, 2017
Realized Gains (Losses)-Securities Sales:
Gross gains			$ 381	$ 63
Gross losses			(429)	(58)
Investment securities gains (losses), net	$ (3)	$ 3	(48)	5
Proceeds from sales of investment securities	$ 21,801	$ 38,000	$ 59,907	$ 13,251